UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.1)

Filed by Registrant	☑

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

VerifyMe, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates in its entirety the Definitive Proxy Statement on Schedule 14A of VerifyMe, Inc. (the “Company”) that was originally filed with the Securities and Exchange Commission on August 13, 2025 (the “Original Proxy Statement”). This proxy statement is being filed (i) to include a proposal to authorize the Board of Directors (“Board”) to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-2 to 1-for-10, to be determined by the Board (“Reverse Split”), with no corresponding change to the Company’s authorized number of shares of common stock, and to approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, (“Articles of Incorporation”) to effect the Reverse Split, and to make related changes and (ii) to provide for the “full set delivery” method of distribution of the proxy materials to stockholders in lieu of the “notice and access” electronic delivery method and to make related changes. Except as specifically discussed herein, this proxy statement does not otherwise modify or update any other disclosures presented in the Original Proxy Statement.

You should read this proxy statement in its entirety and in place of the Original Proxy Statement. The Company will print and distribute this proxy statement for consideration in lieu of the Original Proxy Statement.

VERIFYME, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 8, 2025

The annual meeting of stockholders (the “Annual Meeting”) of VerifyMe, Inc. will be held on Wednesday, October 8, 2025, at 12:00 p.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will be able to participate in the virtual annual meeting, vote your shares and submit questions during the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2025. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. As always, we encourage you to vote your shares prior to the meeting.

The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect six directors;

•	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

•	to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	to authorize the Board of Directors (“Board”) to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-2 to 1-for-10, to be determined by the Board (“Reverse Split”), and to approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, (“Articles of Incorporation”) to effect the Reverse Split while leaving the number of authorized shares of common stock unchanged; and

•	to transact such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

Our board of directors has fixed the close of business on August 11, 2025 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.

By Order of the Board of Directors

/s/ Adam Stedham

Adam Stedham Chief Executive Officer and President

Lake Mary, Florida

September 8, 2025

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND PROXY/VOTING INSTRUCTION CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON OCTOBER 8, 2025

Our proxy statement and Annual Report to Stockholders are available online at www.proxyvote.com

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL ONE: ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	10
MANAGEMENT AND EXECUTIVE OFFICERS	14
EXECUTIVE COMPENSATION	15
DIRECTOR COMPENSATION	20
PAY VERSUS PERFORMANCE	22
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	26
PROPOSAL TWO: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)	28
PROPOSAL THREE: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
PROPOSAL FOUR: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK AT THE DISCRETION OF THE BOARD	30
REPORT OF THE AUDIT COMMITTEE	38
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	39
OTHER MATTERS	40
APPENDIX A: FORM OF CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION	A-1

i

VERIFYME, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors (“Board”) of VerifyMe, Inc. (“VerifyMe,” the “Company,” “we,” “our,” or “us”), a Nevada corporation, has delivered printed versions of these proxy materials to you by mail, or is providing access to these proxy materials on the internet, and is soliciting your proxy to vote at the 2025 annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, October 8, 2025, at 12:00 p.m., Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of the Annual Meeting to stockholders.

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. You will be able to attend the Annual Meeting online, vote your shares, and submit your questions during the meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2025. There will not be a physical meeting location and you will not be able to attend in person. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

When is our proxy statement and the accompanying materials scheduled to be sent to stockholders?

Our proxy statement and the proxy card are first being mailed to our stockholders on or about September 8 , 2025. In accordance with Securities and Exchange Commission (“SEC”) rules, we are advising our stockholders of the availability on the internet of our proxy materials related to our upcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. Our proxy statement, and 2024 Annual Report to Stockholders for the fiscal year ended December 31, 2024 (“fiscal year 2024”), are available to our stockholders at proxyvote.com.

What is included in these proxy materials?

These proxy materials include:

•	Our 2024 Annual Report to Stockholders for the fiscal year ended December 31, 2024; and

•	Notice of the Annual Meeting, this proxy statement, and proxy card.

What am I voting on?

The Board is soliciting your proxy in connection with the Annual Meeting to be held on Wednesday, October 8, 2025, at 12:00 p.m., Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

•	Proposal One: the election of six directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Proposal Two: the approval, on an advisory basis, of the compensation of our named executive officer (“say-on-pay);

•	Proposal Three: the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•	Proposal Four: to authorize the Board to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-2 to 1-for-10, to be determined by the Board (“Reverse Split”), without any corresponding change in the number of authorized shares of our common stock and to approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, (“Articles of Incorporation”) to effect the Reverse Split.

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How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

•	FOR each of the six director nominees named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•	FOR the approval of an amendment to the Articles of Incorporation to effect the Reverse Split at the discretion of the Board.

Who can vote at the Annual Meeting?

Only stockholders at the close of business on August 11, 2025, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the record date, there were 12,323,666 shares of our common stock outstanding and entitled to vote. Holders of our outstanding preferred stock are not entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on August 11, 2025, your shares of our common stock were registered directly in your name with our transfer agent, West Coast Stock Transfer, Inc., then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on August 11, 2025, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly. You are also invited to participate in the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee on how to vote your shares.

For instructions on how to vote your shares at the Annual Meeting, see the “How do I vote?” section below.

Can I attend the Annual Meeting in person?

We will be hosting the Annual Meeting only by means of a live webcast. You will not be able to attend the meeting in person. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting. You will be able to listen to the Annual Meeting, submit questions and vote by going to www.virtualshareholdermeeting.com/VRME2025. If you wish to listen to the Annual Meeting, but do not wish to submit questions or vote during the Annual Meeting, you may go to www.virtualshareholdermeeting.com/VRME2025 and log in as a guest.

The Annual Meeting webcast will start at 12:00 p.m., Eastern Time, on Wednesday, October 8, 2025. We encourage you to access the meeting website prior to the start time to allow time for check in.

How do I register to attend the Annual Meeting?

You do not need to register to attend the Annual Meeting webcast. Follow the instructions on your proxy card to access the Annual Meeting. See “Can I attend the Annual Meeting in person?” above.

How can I submit a question at the Annual Meeting?

Stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/VRME2025, the virtual meeting website, after accessing the Annual Meeting with their 16-digit unique control number found on the proxy card and by following the instructions available on the virtual meeting website. We request that questions submitted during the meeting include your contact information.

We will respond to questions directly related to matters being voted on at the Annual Meeting during the Annual Meeting. We will respond to other questions received during the Annual Meeting promptly after the meeting. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and therefore will not be answered.

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What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC householding rules allow us to deliver a single copy of our proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one copy of our proxy materials, but you would prefer to continue receiving a separate copies of our proxy materials, you may request a separate copy of our proxy materials at no cost to you by writing to the Corporate Secretary of the Company at VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary, or by calling (585) 736-9400. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the bank, broker or other holder of record may deliver only one copy of our proxy materials to stockholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of our proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of our proxy materials and wish to receive a single copy in the future should contact their bank, broker or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one proxy card or voting instruction card?

If you receive more than one proxy card or voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each proxy card or voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about September 8, 2025, at www.proxyvote.com. We are also making our 2024 Annual Report to stockholders for the fiscal year 2024 available to our stockholders at the same time and by the same method. The 2024 Annual Report is not part of the proxy solicitation materials and is not incorporated herein by reference.

How do I vote?

Stockholder of Record. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxyvote.com. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 1-800-690-6903.

•	By completing and mailing your proxy card.

•	At the Annual Meeting: instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2025. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Whether or not you plan to attend the meeting, we urge you to vote to ensure your vote is counted. You may still attend the meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owner. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, bank or nominee (“broker”), you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting. Instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2025. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of August 11, 2025, the record date for the Annual Meeting.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third (33 1/3%) of the outstanding shares entitled to vote are “present” at the meeting. As of the record date, there were 12,323,666 shares of our common stock issued and outstanding and entitled to vote.

If you are a stockholder of record, your shares will be counted as “present” at the meeting if:

•	You attend and vote at the meeting;

•	You have voted by internet or telephone; or

•	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions and broker non-votes on non-discretionary items will be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required
One	Election of the six directors	Plurality of the votes of the shares cast at the Annual Meeting
Two	Approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”)	Affirmative vote of a majority of the shares cast on the proposal (1)
Three	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	Affirmative vote of a majority of the shares cast on the proposal (2)
Four	Approval of an amendment to the Articles of Incorporation to effect a reverse stock split of the common stock at the discretion of the Board in a range of 1-for-2 to 1-for-10	Affirmative vote of a majority of the shares cast on the proposal

(1)	The results of the advisory vote on the compensation of our named executive officers are not binding on our Board or our Compensation Committee. However, our Board and our Compensation Committee value the opinions expressed by our stockholders in their votes on the proposal and will consider the outcome of the votes when making future compensation decisions regarding our named executive officers.
(2)	We are presenting the appointment of MaloneBailey, LLP to our stockholders for ratification. The Audit Committee of our Board will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

How are votes counted?

For Proposal 1, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees. Under the “plurality” voting standard, votes to “withhold” a vote will have no effect on the outcome of the vote, because nominees who receive the highest number of “for” votes will be elected. Broker non-votes will also have no effect on the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposals 2, 3, and 4. Under the “majority of votes cast” voting standard with respect to Proposals 2, 3, and 4, the shares voted “for” the proposal must exceed the total number voted “against.” Abstention will not impact the outcome of the vote for these proposals because they do not count as a vote cast as the stockholder has affirmatively chosen not to vote on those matters. We anticipate Proposal 2 to be a non-routine matter of which brokers will not have discretionary authority to vote and hence broker non-votes will not impact the outcome of the vote because they are not deemed votes cast on the matter. We anticipate Proposals 3, and 4 will be deemed a routine matter of which brokers may have discretionary authority to vote and hence there will be no broker non-votes on the proposal.

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Who counts the votes?

The Carideo Group has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

•	FOR each of the six director nominees named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•	FOR the approval of an amendment to the Articles of Incorporation to effect the Reverse Split at the discretion of the Board.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. We anticipate Proposals 3, and 4 will be deemed a routine matter on which brokers may vote.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of following ways:

•	enter a timely new vote by internet or telephone;

•	submit another properly completed, later-dated proxy card;

•	send a written notice that you are revoking your proxy to: VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary, which must be received no later than October 7, 2025; or

•	attend the Annual Meeting webcast and vote during the meeting. Attending the meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. You may change your vote prior to the meeting by submitting a later-dated vote on the internet or by telephone, or by participating in the Annual Meeting webcast and by submitting a later vote during the meeting.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

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Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate any of these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, we have retained Advantage Proxy, Inc., a professional proxy solicitation firm, which will assist us in delivering the proxy materials and soliciting proxies for a fee of approximately $7,500.

When are stockholder proposals and director nominations due for next year’s annual meeting?

At our annual meeting of stockholders each year, our Board submits to stockholders its nominees for election as directors. In addition, the Board may submit other matters to the stockholders for action at the annual meeting.

Our stockholders may submit proposals for inclusion in the proxy materials. These proposals must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by May 11, 2026 to our Corporate Secretary, 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746.

Our Amended and Restated Bylaws (the “Bylaws”), provide that if you, as a stockholder, want to recommend a nominee for director or bring business before a meeting you must timely provide a notice in writing to our Corporate Secretary. To be timely, your notice must be delivered to or mailed and received at our office not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. Stockholder notices must set forth the specific information as more fully described in our Bylaws. Assuming our 2026 annual meeting of stockholders is held on the same date as the Annual Meeting, then written notice of a nomination for our 2026 annual meeting of stockholders must be delivered to or mailed and received by our Corporate Secretary at our principal office, 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, no later than July 10, 2026.

If you have any questions or need assistance with voting, please contact our proxy solicitor Advantage Proxy, Inc. toll free at 1-877-870-8565 or collect at 206-870-8565 or by email to ksmith@advantageproxy.com.

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PROPOSAL ONE:
ELECTION OF DIRECTORS

The number of directors is established by the Board and is currently set at six. At the Annual Meeting, the six persons listed below will be nominated as directors. The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s earlier death, resignation or removal.

All of the Board’s nominees for director were elected at the last annual meeting and all were recommended by the Nominating and Corporate Governance Committee of our Board. All nominees have consented to serve if elected. In the event that any nominee should be unable to serve or for good cause will not serve, the proxies will be voted for the election of such other persons as the Nominating and Corporate Governance Committee may recommend, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The SEC’s rules require us to briefly discuss the particular experience, qualifications, attributes or skills that led our Board to conclude that each director or nominee for director should serve on our Board. We have provided this discussion in a separate paragraph immediately below the biographical information of each director.

The Board unanimously recommends a vote FOR the election as directors each of the nominees listed below.

Nominees for Election as Directors:

Marshall Geller
Age: 86	Non-Executive Vice Chairman of the Board

Director since: July 2017	Board Committee: Audit (Chair); Nominating and Corporate Governance; Executive; Mergers & Acquisitions
Mr. Geller was a director and a member of the audit committee of GP Strategies Corporation (formerly NYSE:GPX) from 2002 until October 2021. Mr. Geller was a director of Wright Investors’ Service Holdings Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from January 2015 until October 2018. Mr. Geller was a director and member of the audit committee of G3 VRM Acquisition Corp. (Nasdaq:GGGV) from June 2021 until July 2022. He is currently a Director of Easy Smart Pay, a public-private partnership of the California State Association of Counties Finance Corporation. Mr. Geller formerly served as a director of California Pizza Kitchen, Inc., (formerly Nasdaq:CPKI) from 2008 until 2011, and Hexcel Corporation (NYSE:HXL) from 1994 until 2003. Mr. Geller was a founder of St. Cloud Capital, a Los Angeles based private equity fund, and Senior Investment Advisor from December 2001 until September 2017. He has spent more than 50 years in corporate finance and investment banking, including 21 years as a Senior Managing Partner of Bear, Stearns & Co., with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East. Mr. Geller is currently on the board of directors of UCLA Health System and on the Board of Governors of Cedars Sinai Medical Center, Los Angeles. Mr. Geller also serves on the Dean’s Advisory Council for the College of Business & Economics at California State University, Los Angeles.

Experience and Qualifications
Mr. Geller’s financial and business experience, including as a managing partner of a private equity fund, and his many years of experience and expertise as an investor in and adviser to companies in various sectors as well as his experience with serving on the boards of directors of other public and private corporations give him the qualifications, skills and financial expertise to serve on our Board.

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Howard Goldberg
Age: 80	Lead Independent Director

Director since: July 2017	Board Committee: Audit; Compensation; Nominating and Corporate Governance (Chair); Mergers & Acquisition
Mr. Goldberg has served as our Lead Independent director since 2020, having served from time to time in that capacity. From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., the predecessor to VerifyMe, and provided consulting service to us again from 2016 through December 2017. Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999. From 1994 through 1998, Mr. Goldberg served as President, CEO and board member of Player’s International, a publicly traded company in the gaming business prior to its sale to Harrah’s Entertainment Inc. Mr. Goldberg served on the board of directors and Audit Committee of Imall Inc., a publicly traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the Board of Trustees of Winthrop Realty Trust, a publicly traded real estate investment trust, from December 2003 to August 2016 when Winthrop’s assets were transferred to a liquidating trust. Mr. Goldberg was a member of Winthrop’s Audit Committee and Nominating and Corporate Governance Committee and was its lead independent trustee. Mr. Goldberg served as a trustee for Winthrop Realty Liquidating Trust until December 2019 when it was finally liquidated. Mr. Goldberg was a director of New York REIT, Inc. from March 2017 until October 2018, when it converted to a limited liability company called New York REIT LLC. Mr. Goldberg was a manager of New York REIT LLC from October 2018 until November 2022. Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.

Experience and Qualifications
Mr. Goldberg’s experience as a director of other public companies and his legal expertise gives him the qualifications, skills and financial expertise to serve on our Board.

Scott Greenberg
Age: 68	Chairman of the Board

Director since: November 2019	Board Committee: Executive (Chair); Mergers & Acquisitions
Mr. Greenberg served as our Interim Chief Executive Officer from March 15, 2023 to June 19, 2023 and Executive Chairman from April 7, 2022 to June 19, 2023. Mr. Greenberg served as the Chairman of the board of directors of GP Strategies Corporation (NYSE:GPX) from August 2018 until October 2021 when it was acquired by Learning Technologies Group. He previously served as Chief Executive Officer of GP Strategies from April 2005 until July 2020. He was also the President of GP Strategies from 2001 to 2006, Chief Financial Officer from 1989 until 2005, Executive Vice President from 1998 to 2001, Vice President from 1985 to 1998, and held various other positions with GP Strategies since 1981. Mr. Greenberg was also a Director of Wright Investors’ Service Holdings, Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from 2004 to 2015.

Experience and Qualifications
Mr. Greenberg’s significant experience and expertise in management, acquisitions and strategic planning, as well as many years of finance and related transactional experience give him the qualifications, skills and financial expertise to serve on our Board.

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Arthur Laffer
Age: 85

Director since: March 2019	Board Committee: Compensation (Chair); Audit; Nominating and Corporate Governance
Dr. Laffer is the founder and chairman of Laffer Associates, an institutional economic research and consulting firm. Dr. Laffer has served as a director of NexPoint Residential Trust Inc. (NYSE:NXRT) since May 2015, NexPoint Real Estate Finance Inc. (NYSE:NREF) since February 2020, Melt Pharmaceuticals, Inc., a private company, since February 2022, and NexPoint Diversified Real Estate Trust (NYSE:NXDT) since July 2022. He was a director of EVO Transportation & Energy Services, Inc. (OTCPINK:EVOA) from August 2018 to December 2019 and the GEE Group Inc. (NYSE American:JOB) from January 2015 to March 2020. Dr. Laffer’s economic acumen and influence in triggering a world-wide tax-cutting movement in the 1980s have earned him the distinction in many publications as “The Father of Supply-Side Economics.” Dr. Laffer was a member of President Reagan’s Economic Policy Advisory Board for both of his two terms (1981-1989). Dr. Laffer also advised Prime Minister Margaret Thatcher on fiscal policy in the UK during the 1980s. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget under George Shultz. Additionally, Dr. Laffer served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago. In June 2019, Dr. Laffer received the Presidential Medal of Freedom.

Experience and Qualifications
Dr. Laffer’s expertise in economics and his experience as a director of multiple companies give him the qualifications, skills and financial expertise to serve on our Board.

David Edmonds
Age: 68
Director since: June 2023	Board Committee: Compensation
Mr. Edmonds has served as a member of the board of directors of our wholly owned subsidiary PeriShip Global LLC since June 2022. Prior to this he served as the Senior Vice President, Worldwide Services at FedEx from April 2001 until his retirement in December 2020. Prior to that, Mr. Edmonds was actively involved in the merger between Caliber System (FedEx Ground's former parent company) and FedEx Corporation and was responsible for bringing the two companies together to compete collectively under the new FedEx Corporation umbrella. Mr. Edmonds worked his entire 41-year career in the transportation and logistics field. He is a graduate of Kent State University, is a member of the American Management Association; the Council for Logistics Management; and the Sales and Marketing Executive Council of the Advisory Board.

Experience and Qualifications
Mr. Edmond’s experience with the transportation and logistics field and network of relationships which we believe are valuable assets to the Company and its growth give him the qualifications, skills and financial expertise to serve on our Board.

Adam H Stedham
Age: 56	Chief Executive Officer and President

Director since: April 2022	Board Committee: Executive
Mr. Stedham has served as our Chief Executive Officer since June 2023 and as our President since August 2023. Mr. Stedham was a senior executive of Learning Technologies Group plc and was CEO of GP Strategies from June 2020 until June 2023. He also served as President of GP Strategies from November 2017 to October 2021. Mr. Stedham joined GP Strategies in 1997, after 6 years as a nuclear reactor operator in the US Navy. He has held roles of increasing responsibility during his tenure, including leading operational service lines, directing acquisitions and divestitures, heading business development, and managing the Asia-Pacific region. He was on the board of directors of GP Strategies from June 2020 until June 2023. Mr. Stedham has significant expertise in business strategy, mergers and acquisitions, learning and performance innovation, global operations, and strategic relationship management. He holds a Master of Business Administration from Anderson University, Master’s of Education from University of Pennsylvania, and Master’s in Adult & Community Education from Ball State University.

Experience and Qualifications
Mr. Stedham’s prior experience as the chief executive officer and president of a public company gives him the qualifications, skills to serve on our Board.

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CORPORATE GOVERNANCE

Board Meetings

The Board held 10 meetings during fiscal year 2024. Each director then in office attended at least 75% of the total of board meetings and meetings of board committees on which he served during fiscal year 2024, except for Messrs. Edmonds and Laffer who missed three board meeting.

Director Independence

The listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of our Board be independent. No director will qualify as independent unless the board affirmatively determines that the director has no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon the Nasdaq listing standards and applicable SEC rules and regulations, our board has determined that each of Scott Greenberg, Marshall Geller, Howard Goldberg, Dr. Arthur Laffer, and David Edmonds are independent. Adam Stedham, our Chief Executive Officer, is not an independent director.

Board Leadership Structure

Although the board has not adopted a formal policy regarding the separation of the roles of the Chairman and the Chief Executive Officer, we believe that our corporate governance is most effective when these positions are not held by the same person. The board recognizes the differences between the two roles and believes that separating them allows each person to focus on his individual responsibilities. Under this leadership structure, our Chief Executive Officer can focus his attention on generating sales, overseeing sales and marketing, and managing the day-to-day company operations, while our Chairman can focus his attention on board responsibilities.

Depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. For example, Patrick White served as our Chief Executive Officer and as a director of the Company until March 14, 2023 at which time the board appointed Scott Greenberg to serve as the Interim Chief Executive Officer in addition to his position as Executive Chairman. Accordingly, the positions of Chief Executive Officer and Executive Chairman were combined on an interim basis. Mr. Greenberg served as both our Executive Chairman from April 7, 2022 to June 19, 2023 and Interim CEO from March 2023 to June 19, 2023 when Adam Stedham was appointed as our Chief Executive Officer, at which time Mr. Greenberg continued as our non-executive Chairman. Our Board intends to periodically review our leadership structure.

Non-Executive Vice Chairman and Lead Independent Director

In addition to a non-executive Chairman, we have appointed Marshall Geller to serve as our non-executive Vice Chairman of our board. The Board has also appointed a lead independent director, currently Howard Goldberg, in order to promote independent leadership of the board. Our non-executive vice chairman or lead independent director preside over the executive sessions of the independent directors. Our lead independent director chairs board meetings in the non-executive Vice Chairman’s absence and is available to engage directly with major stockholders where appropriate. The guidance and direction provided by the lead independent director reinforce the board’s independent oversight of management and contribute to communication among members of the Board.

Board Committees

The Board has established an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Executive Committee, and Mergers & Acquisitions Committee. The table below shows the number of meetings held by our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee during fiscal year 2024 and the names of the directors who are currently serving on each committee.

Committee Name	Number of Meetings Held	Committee Members
Audit	4	Mr. Geller (1) Mr. Laffer Mr. Goldberg
Compensation	2	Mr. Laffer (1) Mr. Goldberg Mr. Edmonds
Nominating and Corporate Governance Committee	1	Mr. Goldberg (1) Mr. Geller Mr. Laffer

(1)	Chair

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Each committee acts pursuant to a written charter adopted by our Board. The current charters for each board committee are available on our website, www.verifyme.com under the heading, “Investor Hub” and the subheading, “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

Audit Committee

The Audit Committee monitors the integrity of our financial statements, monitors the independent registered public accounting firm’s qualifications and independence, monitors the performance of our internal audit function and the auditors, and monitors our compliance with legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management our annual and interim financial statements and all matters relating to the annual audit of the Company. The Audit Committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement.

The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements applicable to audit committee members under the Nasdaq listing standards and SEC rules. The Board has further determined that Mr. Geller qualifies as an “Audit Committee Financial Expert” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

The Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

The Compensation Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the committee considers the annual performance evaluation of the Chief Executive Officer conducted by the board in light of our goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its stockholders.

In addition, subject to existing agreements, the Compensation Committee determines the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It sets performance targets for determining periodic bonuses payable to executive officers. It also reviews and makes recommendations to the board regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full board.

The Compensation Committee also reviews and makes recommendations with respect to stockholder proposals related to compensation matters. The committee administers the Company’s equity incentive plans, including the review and grant of stock options and other equity incentive grants to executive officers and other employees and consultants.

The Compensation Committee may, in its sole discretion and at the Company’s cost, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the committee.

The Board has determined that each member of the Compensation Committee meets the independence requirements applicable to compensation committee members under the Nasdaq listing standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the board, consistent with criteria approved by the board; recommends to the board the director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected; recommends to the board candidates to fill any vacancies on the board; develops, recommends to the board, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the board and management.

In recommending director nominees for the next annual meeting of stockholders, the Nominating and Corporate Governance Committee ensures the Company complies with its contractual obligations, if any, governing the nomination of directors. It considers and recruits candidates to fill positions on the board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the board or otherwise. The committee conducts, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the board and such candidate’s compliance with the independence and other qualification requirements established by the committee. The committee also recommends candidates to fill positions on committees of the board.

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In selecting and recommending candidates for election to the board or appointment to any committee of the board, the Nominating and Corporate Governance Committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the board (including its size and structure).

The Nominating and Corporate Governance Committee develops and recommends to the board a policy regarding the consideration of director candidates recommended by the Company’s stockholders and procedures for submission by stockholders of director nominee recommendations.

In appropriate circumstances, the Nominating and Corporate Governance Committee, in its discretion, will consider and may recommend the removal of a director, in accordance with the applicable provisions of our Articles of Incorporation and Bylaws. If we are subject to a binding obligation that requires director removal structure inconsistent with the foregoing, then the removal of a director shall be governed by such instrument.

The Nominating and Corporate Governance Committee oversees the evaluation of the board and management. It also develops and recommends to the board a set of corporate governance guidelines applicable to us, which the committee shall periodically review and revise as appropriate. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention.

The Board has determined that each member of the Nominating and Corporate Governance Committee meets the director independence requirements of the Nasdaq listing standards.

Executive Committee

The Executive Committee acts on behalf of the board between regularly scheduled board meetings, and subject to certain limitations imposed by applicable legal or regulatory requirements, may exercise during such intervals, all of the powers of the board in the management of the business, affairs and property of our Company other than: (i) the filling of vacancies on the board; (ii) approving or adopting, or recommending to the stockholders, any action or matter; (iii) adopting, amending or repealing our Bylaws; and (iv) those matters that are specifically delegated to other committees of the board or that are under active review by the board or a board committee, unless the board specifically determines otherwise.

Mergers & Acquisitions Committee

The Mergers & Acquisitions Committee is empowered to review and assess, and assist the board in reviewing and assessing, potential mergers, acquisitions, joint ventures and strategic investments. In addition, the committee is empowered to assist management in identifying and reviewing merger and acquisition opportunities and is charged with assessing the associated risk to the Company and making recommendations with respect to the terms thereof to the board. The committee is also charged with planning of, and evaluating the execution of, integrations of merger and acquisition transactions.

Director Attendance at Annual Meetings

Although the Company does not have a policy regarding director attendance of our annual meeting of stockholders, board members are encouraged to attend. All of our directors attended the 2024 annual meeting of stockholders.

Role of the Board in Risk Oversight

The Company’s risk management function is overseen by the board. This oversight is conducted in part through the board’s committees. Our Audit Committee focuses on risks associated with financial matters, particularly financial reporting and disclosures, accounting, internal control over financial reporting, financial policies, and compliance with legal and regulatory matters related to accounting and financial reporting. Our Nominating and Corporate Governance Committee focuses on the oversight of risks associated with our corporate governance, including board membership and structure. Our Compensation Committee focuses on the oversight of risks arising from our compensation policies and programs.

While our board committees have certain oversight responsibilities, the full board retains responsibility for monitoring and assessing strategic risk exposure related to cybersecurity risks and general oversight of risk. Our Chairman works closely together with other members of the board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. In addition, our management keeps the board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks.

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Code of Business Conduct and Ethics

The board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. The Code of Ethics is available on our website at https://www.vrmeinvestor.com/investors/. The information contained on our website is not a part of this proxy statement.

Insider Trading Policy

We have adopted an insider trading policy designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Insiders, who include our directors, executive officers, and certain employees who we may designate from time to time (the “Designated Individuals”), may buy and sell our stock within an open “window period,” which begins 24 hours after the release of the Company’s quarterly or annual financial results for that particular quarter and ends on the close of business on the last day of the next fiscal quarter. Designated Individuals are prohibited from purchasing or selling our stock if they are in possession of material non-public information, even if it is within the open “window period.” We reserve the right to impose event-specific black-out periods if we deem certain employees or groups to be in possession of non-public information regarding potentially significant matters, regardless of if it is an open “window period” and we may do so with little or no notice. Employees subject to an event-specific black-out period will be notified by our insider trading policy officer.

Anti-Hedging Policy

Our insider trading policy prohibits directors, officers and employees from engaging in transactions that hedge or offset any decrease in the market value of equity securities granted as compensation.

Stockholder Communications

Stockholders may send correspondence by mail to the full Board or to individual directors. Stockholders should address correspondence to the Board or individual board members in care of: VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary.

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the Board, the individual director, one of the aforementioned committees of the board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to such persons accordingly.

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MANAGEMENT AND EXECUTIVE OFFICERS

We are currently served by four executive officers, Messrs. Stedman, Volk, and Wang and Ms. Cola.

Adam Stedham, age 56, is our Chief Executive Officer and President. Additional information about Mr. Stedham can be found under “Proposal One: Election of Directors.”

Jennifer Cola, age 56, has served as the Company’s Chief Financial Officer since July 8, 2025 and was the Company’s Vice President of Finance from May 2025. Prior to joining the Company in May 2025, Ms. Cola served as Chief Financial Officer of GP Government Solutions Inc., a subsidiary of GP Strategies Corporation from January 2024 until April 2025, and previously as Vice President of Internal Audit of LTG, plc, the parent company of GP Strategies Corporation from 2018 through 2023. Ms. Cola is a Certified Public Accountant with more than 25 years of experience in financial accounting, auditing, and operations.

Fred G. Volk, III, age 57, has been the Vice President, Operations of the Company’s wholly owned subsidiary PeriShip Global, LLC since April 2022. Prior to this Mr. Volk served as Vice President of Operations of PeriShip, LLC from September 2001 until April 2022. Mr. Volk has over 22 years of supply chain expertise, which includes many years at FedEx®. Throughout his tenure there, he worked in multiple leadership positions across the Transportation, Logistics, and Customer Service spaces, allowing him to become intimately familiar with the principles required for operational effectiveness. With later experiences in leadership positions at various local law enforcement agencies, Mr. Volk’s acumen spans from supply chain management to compliance, and beyond.

Jack Wang, age 65, has served as the Company’s Chief Information Officer and Senior Vice President of Technology since August 2023 and has been the Chief Information Officer of the Company’s wholly owned subsidiary PeriShip Global, LLC since April 2022. Prior to this Mr. Wang served as Chief Information Officer of PeriShip, LLC from December 2011 to 2016 and from 2018 until April 2022. From 2016 to 2018 Mr. Wang served as Chief Information Officer for IMEX Global Solutions, an international logistics company that distributes parcels, publication and business mail worldwide. Prior to joining PeriShip, Mr. Wang served as the head of IT operations and development at the Package Portfolio division of United Parcel Service. At UPS, Mr. Wang managed IT services for worldwide package operations. Before UPS, Mr. Wang was the managing director of Continental Airlines, where he was responsible for strategic system architecture and development as well as providing IT services for many of the airline's customer facing systems. Many of the core systems that Mr. Wang instituted at Continental Airlines were eventually selected as the baseline systems for the new United Airlines. Mr. Wang holds a Master's degree in Computer Science from State University of New York at New Paltz.

Family Relationships

There are no family relationships between any of our directors or executive officers.

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EXECUTIVE COMPENSATION

This proxy statement contains information about the compensation earned and paid to our named executive officers during fiscal year 2024 and fiscal year ended December 31, 2023 (“fiscal year 2023”), or only fiscal year 2024 if the individual was not a named executive officer for fiscal year 2023. For fiscal year 2024, in accordance with the executive compensation disclosure rules and regulations of the SEC, we determined that the following officers were our named executive officers:

•	Adam Stedham, Chief Executive Officer and President;

•	Fred G. Volk, III, VP of Operations, PeriShip Global;

•	Nancy Meyers, former Chief Financial Officer;

•	Paul Ryan, former Executive Vice President, Authentication Segment; and

•	Curt Kole, former Executive Vice President, Precision Logistics and Executive Vice President, Global Sales and Strategy, PeriShip Global.

Summary Compensation Table

The table below summarizes the compensation earned for services rendered to us in all capacities, for the fiscal years indicated, by named executive officers:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total Compensation ($)
Adam Stedham (3)	2024	285,000	12,844	14,250	312,094
CEO and President	2023	162,500	983,319	-	1,145,819

Fred G Volk, III	2024	190,000	81,763	9,327	281,090
VP of Operations, PeriShip Global

Nancy Meyers	2024	171,000	7,706	8,550	187,256
CFO	2023	180,000	154,900	9,000	343,900

Paul Ryan (4)	2024	210,266	-	6,308	216,574
Former EVP, Authentication Segment

Curt Kole (5)	2024	230,000	-	5,854	235,854
Former EVP, Precision Logistics; EVP Global Sales and Strategy, PeriShip Global	2023	230,000	129,200	-	359,200
(1)	The amounts shown in this column reflect time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) granted to our named executive officers which are subject to certain vesting terms. The amounts in this column do not reflect the actual value realized by the recipient. Amounts in this column represent the grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the awards are set forth Note 1 – Summary of Significant Accounting Policies in the notes accompanying the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The value of the PSUs are based on the target level of the performance as of the date of grant. For fiscal year 2024, we only granted PSUs to Mr. Volk. If the highest level of performance is achieved, the value of the PSUs for Mr. Volk would be $105,750.

(2)	The amounts shown in this column reflect amounts paid by us to or on behalf of each named executive officer for company matching contributions to 401(k) or to New Zealand’s retirement savings scheme, Kiwisaver, as applicable.

(3)	Adam Stedham served as a non-employee director in fiscal year 2023 until June 19, 2023 when he was appointed Chief Executive Officer. Mr. Stedham’s stock awards for fiscal year 2023 include a grant of 34,014 shares of restricted stock for his service as a non-employee director during fiscal year 2023.

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(4)	Paul Ryan served as our Executive Vice President, Authentication Segment until October 4, 2024.

(5)	Curt Kole served as our Executive Vice President of Precision Logistics and as Executive Vice President, Global Sales and Strategy of PeriShip Global until June 4, 2024.

Employment and Consulting Agreements with Named Executive Officers

Adam Stedham - Chief Executive Officer and President

The Company entered into an employment agreement, dated as of June 19, 2023, with Adam Stedham, the Chief Executive Officer of the Company, with an annual salary of $300,000. In connection with the employment agreement, the board granted Mr. Stedham an annual bonus potential of up to 50% of base salary to be earned based on adjusted EBITDA performance goals to be set annually by the Compensation Committee. On March 12, 2024, the Compensation Committee approved a change to the cash bonus for Mr. Stedham, which if achieved, will be payable at Mr. Stedham’s discretion in either cash or in an amount of the Company’s common stock determined by dividing the cash value of the earned bonus by the 30-day VWAP of the Company’s shares on the day the Board of Directors approves the bonus. Mr. Stedham was also awarded 34,014 shares of restricted stock pursuant to the Company’s stockholder approved equity incentive plan for a half year of service as a non-employee director of the Company. The restricted stock award vested in full on date of grant. Mr. Stedham was awarded 204,082 RSUs pursuant to the Company’s stockholder approved equity incentive plan that vest in three equal annual increments over a three-year vesting term and 550,000 PSUs issued pursuant to the Company’s stockholder approved equity incentive plan based on performance criteria satisfied within 4 years of grant. In the event of Mr. Stedham’s employment is terminated for death or disability, the Company shall pay any accrued but unpaid base salary through the date of termination, accrued but unpaid expenses required to be reimbursed under this agreement and any annual bonus for which the executive completed the appliable calendar performance year but has not yet earned. If Mr. Stedham is terminated by the Company for cause or by the executive without good reason, the executive shall have no right to compensation. If Mr. Stedham is terminated by the Company without cause or by executive for good reason, the executive will be entitled to severance until the conclusion of the Initial term of two years. It will also include the accelerated vesting of RSUs and retention of PSUs for remainder of performance period.

On July 2, 2024, the Company entered into Salary Reduction Agreement with Mr. Stedham, as part of a salary reduction program for certain employees of the Company and its subsidiaries approved by the Compensation Committee of the Company’s Board of Directors. Mr. Stedham will have his annual base salary reduced by ten percent (10%) during the term of the Salary Reduction Agreement. In return for the reduction in his annual base salary, Mr. Stedham will be entitled to receive a grant of restricted stock unit awards (“RSUs”) on July 1, 2024 and each 1st of January thereafter during the term of the Salary Reduction Agreement, each such RSU representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the Company’s 2020 Equity Incentive Plan and form RSU award agreement, with the number of shares underlying the RSU awards to be determined by dividing the projected amount of Mr. Stedham’s base salary reduction for the calendar year, respectively, by $1.60, rounded down to the nearest number of whole shares. Each RSU granted pursuant to the Salary Reduction Agreement vests in full on the 1st of January following its grant date and is payable as soon as reasonably practicable after vesting. The term of the Salary Reduction Agreement is until December 31, 2025. Pursuant to the Salary Reduction Agreement, a pro-rata portion of RSUs granted will vest upon the early termination of the Salary Reduction Agreement, or any termination of the employment of Mr. Stedham except for a termination for cause. Any unvested RSUs will be forfeited in whole by Mr. Stedham in the event he is terminated by the Company for cause.

Fred G Volk, III – VP of Operations, PeriShip Global

On April 22, 2022, the Company’s wholly owned Subsidiary PeriShip Global, entered into an Employment Agreement with Mr. Volk with an initial term of two years, which automatically renews for additional one-year terms until either party gives 60-day notice of non-renewal or otherwise terminated the agreement according to its terms. Under the employment agreement, Mr. Volk is entitled to an annual base salary of $200,000. Additionally, pursuant to the employment agreement, on April 22, 2022, Mr. Volk was awarded PSUs with a grant date value equal to his annual base salary, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the 2020 Plan. These PSUs, except as otherwise provided in the award agreement, were to vest, subject to continuous employment and other conditions, as follows: 50% if the Company’s common stock price exceeds $5.00 per share for a period of 20 consecutive days, and the remaining 50% if the Company’s common stock price exceeds $7.00 per share for a period of 20 consecutive days, in each case prior to the three-year anniversary of the grant date. These PSUs expired in April of 2025. Pursuant to the employment agreement Mr. Volk will receive a commission of 1.0% on eligible annual sales in excess of $30,000,000. The employment agreement may be terminated by us for cause, by Mr. Volk without good reason, or by delivering a non-renewal notice. If terminated by us without cause or by Mr. Volk with good reason Mr. Volk will be entitled to accrued but unpaid base salary and expenses, a payment equal to 12 months of his then base salary if the Employment Agreement is terminated during the initial two year term or a payment equal to 6 months of his then base salary if the Employment Agreement is terminated after the initial two year term, and six months of benefits. If terminated upon a non-renewal notice, Mr. Volk will be entitled to any accrued and unpaid salary and expenses prior to the effective date of his termination.

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Nancy Meyers – Former Chief Financial Officer

On February 16, 2022, the Company entered into an Employment Agreement with Ms. Meyers. Under the employment agreement, Ms. Meyers is entitled to an annual base salary of $180,000. Additionally, pursuant to the employment agreement, on February 16, 2022, Ms. Meyers was awarded PSUs with a grant date value equal to 50% of her annual base salary, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the 2020 Plan. These PSUs, except as otherwise provided in the award agreement, were to vest, subject to continuous employment and other conditions, as follows: 50% if the Company’s common stock price exceeds $5.00 per share for a period of 20 consecutive days, and the remaining 50% if the Company’s common stock price exceeds $7.00 per share for a period of 20 consecutive days, in each case prior to the three-year anniversary of the grant date. These PSUs expired in February of 2025. The employment agreement may be terminated by us for cause, or by Ms. Meyers without good reason. If terminated by us without cause or by Ms. Meyers with good reason Ms. Meyers will be entitled to accrued but unpaid base salary and expenses, a payment equal to 6 months of her base salary and six months of benefits.

On July 2, 2024, the Company entered into Salary Reduction Agreement with Nancy Meyers, the Company’s Chief Financial Officer, as part of a salary reduction program for certain employees of the Company and its subsidiaries approved by the Compensation Committee of the Company’s Board of Directors. Ms. Meyers will have her annual base salary reduced by ten percent (10%) during the term of the Salary Reduction Agreement. In return for the reduction in her annual base salary, Ms. Meyers will be entitled to receive a grant of restricted stock unit awards (“RSUs”) on July 1, 2024 and each 1st of January thereafter during the term of the Salary Reduction Agreement, each such RSU representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the Company’s 2020 Equity Incentive Plan and form RSU award agreement, with the number of shares underlying the RSU awards to be determined by dividing the projected amount of Ms. Meyers base salary reduction for the calendar year, respectively, by $1.60, rounded down to the nearest number of whole shares. Each RSU granted pursuant to the Salary Reduction Agreement vests in full on the 1st of January following its grant date and is payable as soon as reasonably practicable after vesting. The term of the Salary Reduction Agreement is until December 31, 2025. Pursuant to the Salary Reduction Agreement, a pro-rata portion of RSUs granted will vest upon the early termination of the Salary Reduction Agreement, or any termination of the employment of Ms. Meyers except for a termination for cause. Any unvested RSUs will be forfeited in whole by Ms. Meyers in the event she is terminated by the Company for cause.

On July 7, 2025, Ms. Meyers retired from her position as the Company’s Executive Vice President and Chief Financial Officer. On July 8, 2025, the Company and Ms. Meyers agreed that she would continue in a limited non-executive role with the Company following her retirement to facilitate the orderly transition of the Company’s new Chief Financial Officer.

Paul Ryan – Former Executive Vice President, Authentication Segment

On March 1, 2023, the Company’s wholly owned Subsidiary Trust Codes Global Limited (“Employer”) entered into an Employment Agreement with Mr. Ryan with an initial term of three years, until either party gives 90-day notice of non-renewal or otherwise terminated the agreement according to its terms. Under the employment agreement, Mr. Ryan is entitled to an annual base salary of NZD$160,000 until the first month where Employer breaks even as determined by the Employe, and NZD$320,000 per annum gross thereafter. In August 2023 Mr. Ryan’s salary was increased to NZD$320,000 and reduced by ten percent (10%) with the salary reduction agreement. On September 24, 2024, Mr. Ryan, notified us of his resignation and on October 4, 2024, we placed Mr. Ryan on garden leave, meaning he remained employed by us but was only working for us upon request. On December 8, 2024, in connection with the Company’s divestiture from Trust Codes Global Limited, Mr. Ryan’s employment with the Company ended.

Curt Kole – Former Executive Vice President, Precision Logistics; Executive Vice President, Global Sales and Strategy, PeriShip Global

On April 22, 2022, the Company’s wholly owned Subsidiary PeriShip Global, LLC entered into an Employment Agreement with Mr. Kole with an initial term of two years, which automatically renews for additional one-year terms until either party gives 60-day notice of non-renewal or otherwise terminated the agreement according to its terms. Under the employment agreement, Mr. Kole is entitled to an annual base salary of $230,000. Additionally, pursuant to the employment agreement, on April 22, 2022, Mr. Kole was awarded PSUs with a grant date value equal to his annual base salary, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the 2020 Plan. These PSUs, except as otherwise provided in the award agreement, will vest, subject to continuous employment and other conditions, as follows: 50% if the Company’s common stock price exceeds $5.00 per share for a period of 20 consecutive days, and the remaining 50% if the Company’s common stock price exceeds $7.00 per share for a period of 20 consecutive days, in each case prior to the three-year anniversary of the grant date. Pursuant to the employment agreement Mr. Kole will receive a commission of 1.5% on eligible annual sales in excess of $30,000,000, increasing to 2.0% on eligible annual sales in excess of $32,000,000. The employment agreement may be terminated by us for cause, by Mr. Kole without good reason, or by delivering a non-renewal notice. If terminated by us without cause or by Mr. Kole with good reason Mr. Kole will be entitled to accrued but unpaid base salary and expenses, a payment equal to 12 months of his then base salary if the Employment Agreement is terminated during the initial two year term or a payment equal to 6 months of his then base salary if the Employment Agreement is terminated after the initial two year term, and six months of benefits. If terminated upon a non-renewal notice, Mr. Kole will be entitled to any accrued and unpaid salary and expenses prior to the effective date of his termination.

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On June 4, 2024, we terminated Mr. Kole’s employment effective June 30, 2024 without cause from all positions with the Company and its subsidiaries and he was entitled to receive the amounts owed pursuant to his Employment Agreement.

Short Term Incentive Plan

On March 12, 2024, the Compensation Committee approved a short term incentive cash bonus plan. The plan is available to nearly all of the Company’s employees, including our named executive officers except for Mr. Stedham and Mr. Ryan. Under the plan, Ms. Meyers is eligible to receive a cash bonus up to 15% of her annual base salary as of January 1 each year, Mr. Volk is eligible to receive a cash bonus up to 6% of his annual base salary as of January 1 each year, and during his employment Mr. Kole was eligible to receive a cash bonus equal to 6% of his annual base salary as of January 1 each year, subject to upward adjustment. Under the Plan, 50% of the bonus is based on achieving 100% of an Adjusted EBITDA performance goal to be set annually by the Compensation Committee. Only if the Adjusted EBITDA target is achieved, the remaining 50% of the bonus is based on achieving 100% of a revenue performance goal to be set annually by the Compensation Committee. Under the plan, the bonus amount can be adjusted upward if the revenue performance goal is exceeded in an amount equal to the total target bonus multiplied by the same percentage that revenue exceeds the revenue performance goal, up to a maximum of 150 percent. No amounts were paid under the plan in fiscal year 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards for our Named Executive Officers as of December 31, 2024.

	Option Awards			Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Adam Stedham	—	—	—	9,375	(5)	12,750
				136,055	(6)	185,035
							550,000	(8)	748,000
Fred G. Volk III	—	—	—	6,250	(5)	8,500
				13,334	(7)	18,134
							75,000	(9)	102,000
							62,696	(10)	85,267
Nancy Meyers(2)	—	—	—	5,625	(5)	7,650
							120,000	(11)	163,200
							28,125	(12)	38,250
Paul Ryan (3)	—	—	—	—		—	—		—
Curt Kole (4)	—	—	—	—		—	—		—

(1)	The amounts in these columns are calculated by multiplying the number of shares by the closing market price of our Common Stock on December 31, 2024, of $1.36 per share.
(2) (3)	Nancy Meyers served as our Chief Financial Officer until July 7, 2025. Paul Ryan served as our Executive Vice President, Authentication Segment until October 4, 2024.
(4)	Curt Kole served as our Executive Vice President of Precision Logistics and as Executive Vice President, Global Sales and Strategy of PeriShip Global until June 4, 2024.
(5)	These RSUs, which convert into common stock on a one-for-one basis, were granted on July 1, 2024 pursuant to the Company’s salary reduction program, pursuant to which the number of RSUs was determined by dividing the amount of the grantee’s salary reduction by $1.60. The RSUs will vest on January 1, 2025.
(6)	These RSUs, which convert into common stock on a one-for-one basis, were granted on July 19, 2023. The first tranche vested on June 19, 2024, and the remaining two tranches will vest in two equal installments on each of June 19, 2025 and June 19, 2026, subject to the grantees’ continued service through each vesting date except as otherwise provided in the applicable award agreement.

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(7)	These RSUs, which convert into common stock on a one-for-one basis, were granted on November 2, 2022. The first and second tranches vested on each of November 2, 2023 and November 2, 2024, and the remaining tranche will vest on November 2, 2025, subject to the grantees’ continued service through each vesting date except as otherwise provided in the applicable award agreement.
(8)	These PSUs were granted on June 19, 2023 and vest in three tranches, except as otherwise provided in the award notice. Tranche 1 will vest 150,000 shares on or after June 19, 2024 if our common stock trades at or above $2.21 per share for 20 consecutive days prior to June 19, 2027. Tranche 2 will vest 200,000 shares on or after June 19, 2025 if our common stock trades at or above $2.94 per share for 20 consecutive trading days prior to June 19, 2027. Tranche 3 will vest 200,000 shares on June 19, 2027 if our common stock trades at or above $3.68 per share for 20 consecutive trading days prior to June 19, 2027.
(9)	These PSUs were granted on June 30, 2024 and vest in three tranches, except as otherwise provided in the award notice. Tranche 1 will vest 20,000 shares on or after June 18, 2025 if our common stock trades at or above $2.21 per share for 20 consecutive trading days prior to June 18, 2027. Tranche 2 will vest 25,000 shares on or after June 18, 2025 if our common stock trades at or above $2.94 per share for 20 consecutive trading days prior to June 18, 2027. Tranche 3 will vest 30,000 shares on June 18, 2027 if our common stock trades at or above $3.68 per share for 20 consecutive trading days prior to June 18, 2027.
(10)	These PSUs were granted on April 22, 2022 and vest in two equal tranches, except as otherwise provided in the award notice. Tranche 1 will vest on the earlier of April 22, 2024, or April 22, 2025 if our common stock during such period is at or above $5.00 for 20 consecutive trading days. Tranche 2 will vest on the earlier of April 22, 2024, or April 22, 2025 if our common stock during such period is at or above $7.00 for 20 consecutive trading days.
(11)	These PSUs were granted on July 20, 2023 and vest in three tranches, except as otherwise provided in the award notice. Tranche 1 will vest 35,000 shares on or after June 18, 2024 if our common stock trades at or above $2.21 per share for 20 consecutive trading days prior to June 18, 2027. Tranche 2 will vest 40,000 shares on or after June 18, 2025 if our common stock trades at or above $2.94 per share for 20 consecutive trading days prior to June 18, 2027. Tranche 3 will vest 45,000 shares on June 18, 2027 if our common stock trades at or above $3.68 per share for 20 consecutive trading days prior to June 18, 2027.
(12)	These PSUs were granted on February 16, 2022 and vest in two equal tranches, except as otherwise provided in the award notice. Tranche 1 will vest on the earlier of February 16, 2024, or February 16, 2025 if our common stock during such period is at or above $5.00 for 20 consecutive trading days. Tranche 2 will vest on the earlier of February 16, 2024, or February 16, 2025 if our common stock during such period is at or above $7.00 for 20 consecutive trading days.

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DIRECTOR COMPENSATION

Our directors are eligible to receive options, restricted stock and other equity linked grants under our equity incentive plans. The Compensation Committee of the Board has approved a director compensation policy (“Director Compensation Policy”) to govern the annual compensation payable to directors for their service on our Board. The Compensation Committee has reserved the right to make any necessary, appropriate or desirable changes to the terms of the Policy.

Pursuant to our Director Compensation Policy, as amended, starting in fiscal year ended December 31, 2024, and until such time that our Compensation Committee or Board determines a change in director compensation is necessary, appropriate or desirable, each non-employee director shall receive an annual award of 35,000 RSUs or 35,000 shares of restricted stock under the 2020 Plan (or a successor stockholder-approved plan thereto) on the first business day following the date a quorum of stockholders meets and votes on proposals in an annual meeting of stockholders.

Under our Director Compensation Policy in place during fiscal year 2024 and as of the date hereof, a non-employee director may specify before the date that is 15 days preceding the annual meeting of stockholders of the year prior to the year of grant whether he or she would prefer to receive his or her awards to be granted in the following year to be in the form of RSUs or restricted stock; provided, however, such choice will not be binding on the Compensation Committee. The RSUs or restricted stock granted pursuant to the Director Compensation Policy will vest in full on the earlier of the one-year anniversary of the date of grant subject to the non-employee director’s continued service to the Board through such date, or the death or disability of the non-employee director, and will be payable upon the earlier of the director’s separation from service as a director or, upon an earlier payment date elected by the director, provided that the election is made no later than the date that is 15 days preceding the annual meeting of stockholders of the year prior to the year of grant.

The following table sets forth information about the compensation earned by or paid to our directors during our fiscal year ended December 31, 2024. Please refer to the “Summary Compensation Table” above for compensation earned by Mr. Stedham as a member of the Board during fiscal year 2024.

Name	Stock Awards ($)(1) (2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Scott Greenberg	56,000	-	-	56,000
David Edmonds	56,000	-	-	56,000
Marshall Geller	56,000	-	-	56,000
Howard Goldberg	56,000	-	-	56,000
Dr. Arthur Laffer	56,000	-	-	56,000

(1)	Amounts in this column represent the grant date fair value of the awards, calculated in accordance with ASC 718. Each of our directors received restricted stock awards except Mr. Edmonds who received restricted stock units. The assumptions used in calculating the grant date fair value of the awards are set forth in Note 1 – Summary of Significant Accounting Policies in the notes accompanying the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(2)	The table below sets forth the number of unvested stock awards and the aggregate number of options outstanding held by each of our directors, except for Mr. Stedham, as of December 31, 2024. Please refer to the “Outstanding Equity Awards at Fiscal Year End” table above for the number of unvested stock awards and options outstanding held by Mr. Stedham as of December 31, 2024.

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2024	Aggregate Number of Unvested Stock Awards Outstanding at December 31, 2024
David Edmonds	—	35,000
Marshall Geller	23,000	65,000
Howard Goldberg	25,000	35,000
Scott Greenberg	10,000	121,819
Arthur Laffer	23,000	35,000

(3)	Does not include payments or benefits provided under the Company’s 2021 Stock Purchase Plan which are generally available to all salaried employees.

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Policies and Practices Related to the Grant of Certain Equity Awards

We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of grants. We do not currently have a formal policy with respect to the timing of option grants as our current practice is to grant time- and performance-based RSUs to align executive compensation with shareholder return.

During the fiscal ended December 31, 2024, we did not grant any named executive officers option awards in the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information.

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PAY VERSUS PERFORMANCE

The following table sets forth the compensation information of our principal executive officer (the “PEO”), our former PEOs, and the average compensation information of our other named executive officers (“non-PEO NEOs”), both as reported in the Summary Compensation Table in this proxy statement and our proxy statement filed with the SEC on April 25, 2024, with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under the SEC’s pay versus performance disclosure rules, for each of fiscal year 2024, fiscal year 2023, and fiscal year 2022.

Year	Summary compensation table total for PEO Stedham(1)	Compensation actually paid to PEO Stedham(4)	Summary compensation table total for PEO Greenberg(2)	Compensation actually paid to PEO Greenberg(4)	Summary compensation table total for PEO White(3)	Compensation actually paid to PEO White(4)	Average summary compensation table total for non-PEO named executive officers(5)	Average compensation actually paid to non- PEO named executie officers(6)	Value of initial fixed $100 investment based on Total shareholder return(7)	Net income (loss) (in thousands)(8)
2024	$312,094	$485,758	N/A	N/A	N/A	N/A	$230,194	223,757	$42.83	$(3,824)
2023	$1,145,819	$538,126	$213,069	$113,941	$396,177	$232,100	$351,550	$309,172	$31.11	$(3,390)
2022	N/A	N/A	N/A	N/A	$486,341	$321,061	$428,400	$260,877	$32.22	$(14,398)

1.	Reflects compensation for Adam Stedham, our Chief Executive Officer for fiscal year 2024 as reported in the Summary Compensation Table in this proxy statement. Mr. Stedham was appointed as our Chief Executive Officer on June 19, 2023. Mr. Stedham’s compensation for 2023 includes compensation for the time he served as a non-employee director during fiscal year 2023.

2.	Reflects compensation for Scott Greenberg, who was our Interim Chief Executive Officer during fiscal year 2023 as reported in the Summary Compensation Table in our proxy statement filed with the SEC on April 24, 2023. Mr. Greenberg served as our Interim Chief Executive Officer between March 14, 2023 and June 19, 2023. Mr. Greenberg’s compensation for fiscal year 2023 includes an award of restricted stock with a grant date value equal to $125,000 for his service as a director in fiscal year 2023.

3.	Reflects compensation for Patrick White, our prior Chief Executive Officer, for fiscal years ended December 31, 2023 and 2022 as reported in the Summary Compensation Table in our proxy statement filed with the SEC on April 24, 2023. Mr. White served as our Chief Executive Officer and as a director of the Company until March 14, 2023.

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4.	The dollar amounts reported in this column represent the amount of “compensation actually paid,” or CAP, to the PEOs in the applicable fiscal year, as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily reflect the actual amount of compensation earned by or paid to the PEOs during the applicable fiscal year. The following table provides additional information as to the amounts deducted from and added to the Summary Compensation Table Total for fiscal year 2024 for the PEOs pursuant to the SEC’s rules to determine CAP to the PEOs:

PEO Stedham
2024
Summary Compensation Table Total for PEO	$312,094
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	(12,844)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	12,750
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	145,867
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	-
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	27,891
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	-
Add: Change in incremental fair value of awards modified during the covered fiscal year	-
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	-
Compensation “Actually Paid” to PEO	$485,758

5.	Reflects the average compensation for the non-PEO NEOs in each respective year based on compensation amounts reported in the Summary Compensation Table for the applicable year in this proxy statement and in our proxy statement filed with the SEC on April 25, 2024. The non-PEO NEOs for fiscal year 2024 are Nancy Meyers, our Chief Financial Officer, Fred G. Volk, III, VP of Operations, PeriShip Global, Curt Kole, our prior EVP of Precision Logistics, and Paul Ryan, our prior EVP, Authentication segment. The non-PEO NEOs for fiscal year 2023 were Ms. Meyers, our Chief Financial Officer, and Mr. Kole, former EVP of Precision Logistics. The non-PEO NEOs for fiscal year ended December 31, 2022 were Keith Goldstein, our prior President and Chief Operating Officer and Mr. Kole.

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6.	The dollar amounts reported in this column represent the average amount of CAP to the non-PEO NEOs in the applicable fiscal year, as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs during the applicable fiscal year. The following table provides additional information as to the amounts deducted from and added to the Average Summary Compensation Table Total for fiscal year 2024 for non-PEO NEOs pursuant to the SEC’s rules to determine Average CAP to non-PEO NEOs:

Other non-PEO NEOs (Average)
2024
Summary compensation table total for non-PEO NEOs	$230,194
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	(22,367)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	33,264
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	8,269
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	-
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	2,821
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	(28,424)
Add: Change in incremental fair value of awards modified during the covered fiscal year	-
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	-
Compensation “Actually Paid” to non-PEO NEOs	$223,757

7.	Total Shareholder Return reflects the cumulative return of a $100 investment from the beginning of fiscal year 2022 through the end of each of the fiscal years in the table, calculated in accordance with Item 201(e) of Regulation S-K.

8.	Reflects Net Income (Loss) as reported in the Company’s Statement of Operations and Consolidated Statements of Comprehensive Income/(Loss) included in the Company’s annual reports on Form 10-K for the respective fiscal years.

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Other NEOs and the Company's TSR and Net Income (Loss).

The Company is providing the following graphs of the relationships between information presented in the Pay Versus Performance table, including CAP to our PEO and non-PEO NEOs, as required by Item 402(v). Due to the nature of the Company’s operations, the Company does not believe there is a correlation between the CAP to our PEO or the average CAP to our Other NEOs to the Company’s net income (loss). Beginning in fiscal year 2022, the Company has awarded its PEO and Other NEOs, performance restricted stock which convert into common stock on a one-for-one basis, vesting over a period of one to four years, in two or three tranches, depending on certain criteria being met in relation to the Company’s listed stock price, aligning performance with total shareholder return.

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Our net loss for the year ended December 31, 2024, was $3,824 thousand (including $1.6 million of one-time adjustments), compared to net loss of $3,390 thousand for the year ended December 31, 2023. Our net loss for the year ended December 31, 2023, was $3,390 thousand, compared to net loss of $14,398 thousand for the year ended December 31, 2022. The decrease was primarily due to the impairment of G3 VRM Acquisition Corp, a special purpose acquisition company (“SPAC”) that we had co-sponsored of $10,932 thousand during 2022.

The information provided above under the "Pay Versus Performance" heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of our common stock beneficially owned as of August 11, 2025, by: (i) those persons known by us to be owners of more than 5% of its common stock; (ii) each director; (iii) our named executive officers (as disclosed in the Summary Compensation Table); and (iv) our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746. We also have 0.85 share of Series B Convertible Preferred Stock outstanding held by the Estate of Claudio Ballard.

Beneficial Owner	Amount of Beneficial Ownership of Common Stock (1)		Percent of Common Stock Beneficially Owned (1)
Named Executive Officers:
Adam H Stedham (2)	561,371	(3)	4.5%
Fred G. Volk, III	56,780		*
Nancy Meyers	22,918	(4)	*
Paul Ryan	353,492	(5)	2.9%
Curt Kole	62,310		*
Directors:
David Edmonds	119,662	(6)	1.0%
Marshall Geller	708,622	(7)	5.6%
Howard Goldberg	338,662	(8)	2.7%
Scott Greenberg	308,602	(9)	2.5%
Arthur Laffer	465,418	(10)	3.7%
All directors and executive officers as a group (9 persons)	2,600,471		19.7%
Greater than 5% Stockholders
Geller Living Trust, dated July 26, 2002	621,622	(11)	4.9%

* indicates less than 1%

(1)	Based on 12,323,666 shares of common stock issued and outstanding as of August 11, 2025. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or warrants. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested RSUs or PSUs, stock options or warrants except for those vesting within 60 days. As for the 5% stockholders, we are relying upon reports filed by each 5% stockholder with the SEC.

(2)	Mr. Stedham is also a director of the Company.

(3)	Includes (i) 28,592 vested RSUs that become payable in shares of common stock upon Mr. Stedham’s separation from service as a director of the Company and (ii) 152,174 shares of common stock underlying a presently exercisable convertible promissory note in the principal amount of $175,000 with conversation price of $1.15 per share.

(4)	Includes 48 shares of common stock held by Ms. Meyers’ spouse.

(5)	These shares of common stock are held by Trust Codes Limited. Mr. Ryan may be deemed to have beneficial ownership over the securities held by Trust Codes Limited.

(6)	Includes 50,127 vested RSUs that become payable in shares of common stock upon Mr. Edmonds’ separation from service as a director of the Company.

(7)	Includes (i) 370,034 shares of common stock held by the Geller Living Trust, dated July 26, 2002 (the “Geller Trust”), (ii) 68,310 vested RSUs held by the Geller Trust that become payable in shares of common stock upon Mr. Geller’s separation from service as a director of the Company, (iii) 152,174 shares of common stock underlying a presently exercisable convertible promissory note held by the Geller Trust in the principal amount of $175,000 with conversation price of $1.15 per share and (iv) 31,104 shares of common stock underlying warrants exercisable at $4.60 per share, $3.215 per share and $4.60 per share, respectively, held by the Geller Trust.

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(8)	Includes 89,310 vested RSUs that become payable in shares of common stock upon Mr. Goldberg’s separation from service as a director of the Company.

(9)	Includes (i) 68,310 vested RSUs that become payable in shares of common stock upon Mr. Greenberg’s separation from service as a director of the Company, (ii) 43,478 shares of common stock underlying a presently exercisable convertible promissory note in the principal amount of $50,000 with conversation price of $1.15 per share and (iii) 15,552 shares of common stock underlying warrants exercisable at $3.215 per share.

(10)	Includes (i) 89,310 vested RSUs that become payable in shares of common stock upon Mr. Laffer’s separation from service as a director of the Company, (ii) 31,104 shares of common stock underlying warrants exercisable at $3.215 per share held by Jama Land, LLC and (iii) 61,925 shares of common stock held by Jama Land, LLC. Dr. Laffer is the managing member of Jama Land, LLC. The amount also includes 43,478 shares of common stock underlying a presently exercisable convertible promissory note held by the 1065 Institute, Inc. in the principal amount of $50,000 with conversation price of $1.15 per share. Mr. Laffer is a director and the Secretary of the 1065 Institute, Inc. and may be deemed to beneficially own the securities held by the 1065 Institute, Inc.

(11)	Mr. Geller is a co-trustee, along with his wife, of the Geller Trust and exercises voting and investment power over the shares held by the Geller Trust. This information is derived from the Amendment No. 2 to Schedule 13D filed by Marshall Geller and the Geller Trust on January 30, 2025. The address for Marshall Geller and the Geller Trust is c/o VerifyMe, Inc. 801 International Parkway, Fifth Floor, Lake Mary, FL 32746.

The table above does not include the following grants:

•	56,819 PSUs granted to one member of the Board on March 15, 2023, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan, vesting over a period of two to three years, in two tranches, depending on certain criteria being met,

•	550,000 PSUs granted to our Chief Executive Officer, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on June 19, 2023 and vest over a period of four years, in three tranches, depending on certain criteria being met,

•	75,000 PSUs granted to one member of management, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on July 20, 2023 and vest over a period of four years, in three tranches, depending on certain criteria being met,

•	120,000 PSUs granted to one former member of management, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on July 20, 2023 and vest over a period of four years, in three tranches, depending on certain criteria being met,

•	75,000 PSUs granted to one member of management, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on June 30, 2024 and vest over a period of three years, in three tranches, depending on certain criteria being met,

•	11,250 RSUs granted to one former member of management, which convert into common stock on a one-for-one basis, pursuant to the Company’s salary reduction program, which will vest on January 1, 2026,

•	43,062 RSUs granted to three members of management, which convert into common stock on a one-for-one basis, pursuant to the Company’s salary reduction program, which will vest on January 1, 2026, and

•	24,000 RSUs granted to our Chief Financial Officer, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on May 19, 2025, which will vest on May 19, 2027.

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PROPOSAL TWO:
 APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

Overview

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our Named Executive Officers’ compensation.

We encourage stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our stockholders.

In accordance with Section 14A of the Exchange Act rules, stockholders are asked to approve the following non-binding resolution:

RESOLVED, that the compensation paid to VerifyMe’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.

Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

Vote Required

The affirmative vote of a majority of the shares cast on this proposal is required for approval of the say-on-pay proposal.

The Board recommends that you vote FOR the proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).

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PROPOSAL THREE:

RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of MaloneBailey, LLP (“MaloneBailey”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The stockholders are being asked to ratify the Audit Committee’s selection of MaloneBailey.

Stockholder ratification of the selection of MaloneBailey is not required by our Bylaws or otherwise. However, the board is submitting the selection of our independent registered accounting firm to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain MaloneBailey. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised by MaloneBailey that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

The Board recommends that you vote FOR the proposal to ratify the selection of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Fees for Professional Services Provided by MaloneBailey, LLP

The following table shows fees for professional services provided by MaloneBailey during the fiscal year ended December 31, 2024, which we refer to as fiscal year 2024 and the fiscal year ended December 31, 2023, which we refer to as fiscal year 2023.

	Fiscal Year 2024	Fiscal Year 2023
Audit Fees (1)	$263,165	$243,756
Audit-Related Fees (2)	-	-
Tax Fees (3)	24,546	15,450
All Other Fees (4)	-	3,700
Total	$287,711	$262,906

(1)	Audit fees relate to services rendered for the audits of our annual financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reporter under “Audit Fees.”

(3)	Tax fees relate to services performed in connection with the Company’s annual tax return.

(4)	All other fees relate to services rendered in connection with our registration statement filings with the SEC.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services. All of the services provided, and fees charged by MaloneBailey were approved by our Audit Committee.

Independence Analysis by Audit Committee

The Audit Committee considered whether the provision of the services described above was compatible with maintaining the independence of MaloneBailey and determined that the provision of these services was compatible with the firm’s independence.

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PROPOSAL FOUR:
 APPROVAL OF AN AMENDMENT TO THE ARTICLE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK AT THE DISCRETION OF THE BOARD

Overview

Our Board has determined it to be advisable and in the best interest of the Company and its stockholders and is submitting to the stockholders for their approval a proposed amendment to our Articles of Incorporation that would authorize the Board at any time until the one-year anniversary date of the Annual Meeting, to effect a reverse stock split of our issued and outstanding common stock and treasury stock (the “Reverse Split”) at a ratio ranging from 1-for-2 to 1-for-10, with the final ratio to be determined by the Board in its discretion following the approval by the stockholders, without a proportional reduction in the number of shares of common stock the Company is authorized to issue.

You are being asked to vote on the proposed amendment to our Articles of Incorporation to effect the Reverse Split because the Company does not intend to proportionately reduce the number of shares of common stock the Company is authorized to issue in connection with the Reverse Split. Pursuant to Section NRS 78.207 of the Nevada Revised Statutes, the Company may effect a reverse stock split of its issued and outstanding common stock without obtaining stockholder approval, if it proportionally decreases the number of authorized shares of common stock concurrently with effecting the reverse stock split. As of the date of this proxy statement, the Board has not approved, and the Company does not intend to effect a proportionate reduction in the number of shares of common stock the Company is authorized to issue in connection with the Reverse Split.

If the Board, following approval of the Reverse Split by the stockholders, decides in its discretion to effect the Reverse Split, it would set the Reverse Split ratio from the range described in this Proposal 4 and the Articles of Incorporation would be amended accordingly. Approval of this Reverse Split proposal will authorize the Board in its discretion to effect the Reverse Split at any of the ratios within the range described above, or not to effect the Reverse Split, at any time until the one-year anniversary date of the Annual Meeting. A form of the Certificate of Amendment to the Articles of Incorporation that would be filed with the Secretary of State of Nevada to effect the Reverse Split is set forth in Appendix A (the “Certificate of Amendment”). However, such form is subject to amendment to include such changes as may be required by the office of the Secretary of State of Nevada or as the Board deems necessary and advisable to effect the Reverse Split. If at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Nevada Secretary of State, the Board determines that it would not be in the best interest of the Company and its stockholders to effect the Reverse Split, in accordance with Nevada law and notwithstanding the approval by the stockholders, the Board may abandon the Reverse Split without further action by the stockholders.

We believe that giving the Board the discretion to effect the Reverse Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. By voting in favor of the Reverse Split, you are expressly authorizing the Board to select one ratio from among the ratios set forth in this Proposal 4. If the stockholders approve this Proposal 4, the Board would effect the Reverse Split only upon the Board’s determination that the Reverse Split would be in the best interest of the Company and its stockholders at that time.

All holders of common stock will be affected equally by the Reverse Split.

If approved by the stockholders, the authorization to effect the Reverse Split will remain effective until the one-year anniversary date of the Annual Meeting.

Reasons for the Reverse Split

The Board believes that effecting the Reverse Split would help us to increase the market price of our common stock and to establish a mechanism for the price of our common stock to regain compliance with Nasdaq’s minimum bid price requirement. Our common stock currently is publicly traded and listed on Nasdaq under the symbol “VRME.”

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Maintain Our Listing on Nasdaq

On April 3, 2025, we received a deficiency letter from Nasdaq notifying us that, because the bid price of our common stock closed below $1.00 per share for 30 consecutive business days, we were no longer in compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of at least $1 per share. Nasdaq Listing Rule 5810(c)(3)(A) provides a compliance period of 180 calendar days, or until September 30, 2025, in which to regain compliance with the minimum bid price requirement. If we evidence a closing bid price of at least $1 per share for a minimum of 10 consecutive business days during the 180-day compliance period, we will regain compliance. In the event we do not regain compliance with the $1 bid price requirement by September 30, 2025, we believe we are eligible for consideration of a second 180-day compliance period because we believe we meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq’s Capital Market, other than the minimum bid price requirement. We plan to notify Nasdaq of our intent to cure the minimum bid price deficiency and to request a second 180-day compliance period.

As of the Record Date, the closing price of one share of our common stock was $.783. The Reverse Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore reducing the risk that our common stock will be delisted from Nasdaq. Our Board believes that the Reverse Split may be necessary to maintain our listing on Nasdaq. Accordingly, our Board intends to implement the Reverse Split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our common stock.

In addition to the reason set forth above, the Board believes that effecting the Reverse Split is desirable for a number of additional reasons, including:

Increase the per share price of common stock. If the Board chooses to effect the Reverse Split, we believe it would increase the per share price of our common stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of common stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Broaden our investor base. We believe the Reverse Split may increase the price of our common stock or potentially decrease its volatility, and thus may allow a broader range of institutional investors with the ability to invest in our common stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks trading below a certain threshold. We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

Increase Analyst and Broker Interest. We believe the Reverse Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines, policies and practices that either prohibit or discourage them from investing in or trading such stocks or recommending them to their customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in stockholders or potential stockholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Criteria to be Used for Determining Whether to Implement the Reverse Split

In determining whether to implement the Reverse Split and selecting the Reverse Split ratio, our Board may consider several factors, such as:

•	the listing requirements of Nasdaq, including the minimum bid price requirement, or other applicable exchange and our ability to maintain the listing of our common stock on Nasdaq;
•	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Split on the trading market for the common stock in the short- and long-term;
•	the historical trading price and trading volume of our common stock;
•	the anticipated impact of the Reverse Split on the trading price of and market for our common stock;
•	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;
•	the projected impact of the Reverse Split ratio on trading liquidity in the common stock;
•	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Split;
•	the anticipated impact of a particular Reverse Split ratio on our ability to reduce administrative and transactional costs; and
•	the prevailing general market and economic conditions

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Certain Risks and Disadvantages Associated with the Reverse Split

We are not currently in compliance with the Nasdaq continued listing requirements. If we are unable to regain compliance with Nasdaq’s listing requirements, our securities will be delisted, which would negatively impact our common stock’s market price and liquidity and reduce our ability to raise capital.

On April 3, 2025, we received a deficiency letter from Nasdaq notifying us that, because the bid price of our common stock closed below $1.00 per share for 30 consecutive business days, we were no longer in compliance with the minimum bid price rule.

We expect that the Reverse Split will increase the market price of our common stock so that we will be able to regain compliance with the minimum bid price requirements of Nasdaq’s listing rules. However, the effect of Reverse Split upon the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies in similar circumstances have been varied. It is possible that the market price of our common stock following the Reverse Split will not increase sufficiently for us to be in compliance with the minimum bid price requirement. If we are unable to regain compliance with the minimum bid price requirement, we may be unable to continue to list our shares on Nasdaq. We and holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq. In particular:

•	we may be unable to raise equity capital on acceptable terms or at all;
•	we may lose the confidence of our business partners, which would jeopardize our ability to continue our business as currently conducted;
•	the price of our common stock will likely decrease as a result of the loss of market efficiencies associated with Nasdaq and the loss of federal preemption of state securities laws;
•	holders may be unable to sell or purchase our securities when they wish to do so;
•	we may become subject to stockholder litigation;
•	we may lose the interest of institutional investors in our Common Stock;
•	we may lose media and analyst coverage;
•	our common stock could be considered a “penny stock,” which would likely limit the level of trading activity in the secondary market for our common stock; and
•	we would likely lose any active trading market for our common stock, as it may only be traded on one of the over-the-counter markets, if at all.

Even if the Reverse Split achieves the requisite increase in the market price of our common stock, we cannot assure you that we will be able to continue to comply with the minimum bid price requirement of Nasdaq.

Even if the Reverse Split achieves the requisite increase in the market price of our common stock to be in compliance with Nasdaq’s minimum bid price requirements, there can be no assurance that the market price of our common stock following the Reverse Split will remain at the level required for continuing compliance with that requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the effectuation of the Reverse Split, the percentage decline may be greater than would occur in the absence of a reverse stock split. In any event, other factors unrelated to the number of shares of our common stock outstanding, such as negative financial or operational results, could adversely affect the market price of our common stock and jeopardize our ability to meet or maintain Nasdaq’s minimum bid price requirement.

Even if the Reverse Split increases the market price of our common stock, our stock price could fall and we could be delisted from Nasdaq.

Nasdaq requires that the trading price of its listed stocks remain above one dollar in order for the stock to remain listed. If a listed stock trades below one dollar for more than 30 consecutive trading days, then it is subject to delisting. In addition, to maintain a listing on Nasdaq, we must satisfy minimum financial and other continued listing requirements and standards, including those regarding director independence and independent committee requirements, minimum stockholders’ equity, and certain corporate governance requirements. If we are unable to satisfy these requirements or standards, we could be subject to delisting. Such a delisting would likely have a negative effect on the price of our common stock and would impair your ability to sell or purchase our common stock when you wish to do so. In the event of a delisting, we would expect to take actions to restore our compliance with the listing requirements, but we can provide no assurance that any such action taken by us would allow our common stock to become listed again, stabilize the market price or improve the liquidity of our common stock, prevent our common stock from dropping below the minimum bid price requirement, or prevent future non-compliance with the listing requirements.

The Reverse Split may decrease the liquidity of our common stock.

The liquidity of the shares of our common stock may be affected adversely by the Reverse Split given the reduced number of shares that will be outstanding following the Reverse Split, especially if the market price of our common stock does not increase as a result of the Reverse Split. In addition, the Reverse Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

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Following the Reverse Split, the resulting market price of our common stock may not attract new investors, including institutional investors, and may not satisfy the investing requirements of those investors. Consequently, the trading liquidity of our common stock may not improve.

Although we believe that a higher market price of our common stock may help generate greater or broader investor interest, there can be no assurance that the Reverse Split will result in a share price that will attract new investors, including institutional investors. In addition, there can be no assurance that the market price of our common stock will satisfy the investing requirements of those investors. As a result, the trading liquidity of our common stock may not necessarily improve.

Effective Time

The Reverse Split, if approved by our stockholders, would become effective following the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada as of the time of filing or such other time set forth in the Certificate of Amendment (the “Effective Time”). The Effective Time of the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. At the Effective Time, the Reverse Split will combine, automatically and without any action on the part of us or our stockholders, the shares of common stock outstanding immediately prior thereto into a lesser number of new shares of common stock in accordance with the Reverse Split ratio determined by the Board within the limits set forth in this Proposal 4. The form of amendment to our Articles of Incorporation to implement the Reverse Split is attached to this Proxy Statement as Appendix A. The Reverse Split alone will have no effect on our authorized capital stock, and the total number of authorized shares will remain the same as before the Reverse Split.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities. Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Split will be entitled to receive, without any action by the holder, a cash payment in lieu thereof equal to the market value of the fractional share, determined by multiplying such fraction by the closing price of the Company’s common stock as reported on Nasdaq on the last trading day before the Effective Time of the Reverse Split; provided that, whether or not fractional shares would be issuable as a result of the Reverse Split shall be determined on the basis of (a) the total number of shares of common stock that were outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of common stock after the Effective Time into which the shares of common stock have been reclassified. Each holder of common stock will hold the same percentage of the outstanding shares of common stock immediately following the Reverse Split as that stockholder did immediately prior to the Reverse Split, except to the extent that the Reverse Split results in stockholders receiving cash in lieu of fractional shares.

Principal Effects of the Reverse Split

If approved and implemented, the principal effects of the Reverse Split would include the following:

•	each two to ten shares of common stock owned by a stockholder (depending on the Reverse Split ratio selected by the Board), will be combined into one new share of common stock;
•	no fractional shares of common stock will be issued in connection with the Reverse Split; instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Split will be entitled to receive, without any action by the holder, a cash payment in lieu thereof equal to the market value of the fractional share;
•	the number of shares of the Company’s common stock held by individual stockholders will decrease based on the Reverse Split ratio selected by the Board, and the number of stockholders who own “odd lots” of less than 100 shares of our common stock will increase;
•	the number of shares of common stock reserved for issuance under our equity plans will be reduced proportionally based on the Reverse Split ratio selected by the Board (along with any other appropriate adjustments or modifications); and
•	the exercise price of our outstanding stock options and warrants and the conversion price of our outstanding convertible securities (if any) and the number of shares reserved for issuance upon exercise or conversion thereof will be adjusted in accordance with their terms based on the Reverse Split ratio selected by the Board.

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The following table contains approximate information, based on share information as of August 11, 2025, showing the impact of the Reverse Split at different ratios:

Reverse Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Split	675,000,000	12,323,666	4,276,602	658,399,732
1-for-2	675,000,000	6,161,833	2,138,301	666,699,866
1-for-5	675,000,000	2,464,733	855,320	671,679,947
1-for-10	675,000,000	1,232,367	427,660	673,339,973

As illustrated in the table above, the Reverse Split will not result in a reduction of the total number of shares of common stock that we are authorized to issue. The par value of the common stock would also remain unchanged at $0.001 per share.

If effected, the Reverse Split also would reduce our treasury shares proportionately based on the Reverse Split ratio. As of the Record Date, we had 410,757 shares of common stock held as treasury shares.

Shares of common stock after the Reverse Split will be fully paid and non-assessable. The amendment will not change any of the other terms of our common stock. The shares of common stock after the Reverse Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Split. Following the Reverse Split, we will continue to be subject to the reporting requirements of the Exchange Act.

Because the number of authorized shares of our common stock will not be reduced, an overall effect of the Reverse Split of the outstanding common stock will be an increase in authorized but unissued shares of our common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock and preferred stock.

Effect on Beneficial Owners of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as the stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our common stock may hold some or all of their shares electronically in book-entry form with West Coast Stock Transfer, Inc., our transfer agent (the “Transfer Agent”). These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action in connection with the Reverse Split. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on their next statement.

Effect on and Exchange of Stock Certificates

At the Effective Time, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split. We expect that the Transfer Agent will act as the exchange agent for the purposes of implementing the exchange of stock certificates in connection with the Reverse Split. As soon as practicable after filing of an amendment to our Articles of Incorporation effecting a Reverse Split, the stockholders holding common stock in certificated form will be sent a letter of transmittal by the Transfer Agent. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificates representing pre-split shares of our common stock to the Transfer Agent in exchange for certificates representing post-split shares. No new certificates will be issued to a stockholder until that stockholder has surrendered the certificate(s) representing the outstanding pre-Reverse Split shares together with the properly completed and executed letter of transmittal.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE TRANSFER AGENT WITHOUT THE LETTER OF TRANSMITTAL. PLEASE DO NOT SEND ANY CERTIFICATES TO THE COMPANY.

No service charges, brokerage commissions or transfer taxes will be payable by any stockholder in connection with the exchange of certificates, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Split is implemented, proportionate adjustments would generally be required to be made with regard to:

•	the number of shares deliverable upon vesting and settlement of outstanding awards issued under the 2017 Equity Incentive Plan, 2020 Equity Incentive Plan;

•	the number of shares reserved for issuance under the 2020 Equity Incentive Plan; and

•	the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock delivered upon such exercise, conversion, or settlement, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of our equity incentive plans, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share or the payment of cash for fractional shares.

Anti-Takeover Effects of the Reverse Split

The effective increase in our authorized and unissued shares as a result of the Reverse Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to the stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Split are to increase the ability of institutions to purchase our common stock and stimulate the interest in our common stock by analysts and brokers as well as increase the likelihood of maintaining our common stock listed on Nasdaq. This Reverse Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Neither our Articles of Incorporation nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Split proposal is not a plan by our Board to adopt a series of amendments to our Articles of Incorporation or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

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Accounting Matters

The Reverse Split and the related proposed amendment to our Articles of Incorporation will not affect the par value of our common stock, which will remain $0.001 per share. As a result of the Reverse Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Split. Accordingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of our common stock, shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. However, after the Reverse Split, net income or loss per share, and other per share amounts, will be increased because there will be fewer shares of common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Split would be recast to give retroactive effect to the Reverse Split.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Split

The Reverse Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Split. The holding period for the ordinary shares received in the Reverse Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

No Appraisal Rights

Stockholders have no rights under the Nevada Revised Statutes or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Split.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Certificate of Amendment, or Abandon the Reverse Split

Our Board has reserved the right to delay the filing of the Certificate of Amendment or abandon the Reverse Split and at any time before the Effective Time, even if the Reverse Split has been approved by stockholders. By voting in favor of an amendment to effect the Reverse Split, you are also expressly authorizing the Board to delay the filing of the Certificate of Amendment until the one-year anniversary of the date of the date stockholders approve the Reverse Split, or abandon the Reverse Split if the Board determines that such action is in the best interests of the Company and its stockholders.

Required Vote; Effect of Proposal

The affirmative vote of majority of the votes cast on this proposal is required for approval of this proposal. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained, then the Reverse Split will not be effected.

The Board recommends that you vote FOR the proposal to approve, an amendment to our Articles of Incorporation to effect the Reverse Split at the discretion of the Board.

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REPORT OF THE AUDIT COMMITTEE

In connection with our financial statements for the fiscal year ended December 31, 2024, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the audit committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Marshall Geller, Chair

Howard Goldberg

Arthur Laffer

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a summary of transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at the end of the last two recent fiscal years and in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock, or any relative or spouse of any of the forgoing persons or any relative of such spouse who has the same house as such person or who is a director or officer of any parent or subsidiary of the Company, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation.”

On August 25, 2023, the Company entered into a Convertible Note Purchase Agreement with certain investors for the sale of convertible promissory notes for the aggregate principal amount of $1,100 thousand of which $475 thousand was purchased by related parties and entities related to related parties including Adam Stedham, the Company’s President and CEO; Scott Greenberg, the Company’s Chairman; Curt Kole, one of our named executive officers; the Geller Living Trust, dated July 26, 2022; and the 1065 Institute, Inc., a non-profit entity to which our director Dr. Arthur Laffer serves as a director and secretary. The notes are subordinated unsecured obligations of the Company and accrue interest at a rate of 8% per year payable semiannually in arrears on February 25 and August 25 of each year, beginning on February 25, 2024. The notes will mature on August 25, 2026 unless earlier converted or repurchased at a conversion price of $1.15 per share of common stock. The Company may not redeem the notes prior to the maturity date. The largest aggregate amount of principal outstanding on the notes since they were issued was $1,100 thousand. As of August 13, 2025 the amount outstanding on the notes was $750 thousand. Between the date the notes were issued and August 13, 2025, the Company has paid a total of $0 and $118 thousand in principal and interest.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors

/s/ Adam Stedham

Adam Stedham
Chief Executive Officer and President

Lake Mary, Florida
September 8, 2025

We will make available at no cost, upon your written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (without exhibits), as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing, if any. Written requests should be made to: Corporate Secretary, VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746.

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APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

VERIFYME, INC.
(Pursuant to NRS 78.385 and 78.390)

VerifyMe, Inc., a corporation organized and existing under the Nevada Revised Statutes, Chapter 78, does hereby certify as follows:

1.	That the name of the Corporation is VerifyMe, Inc. (the “Corporation”).

2.	That on August 27, 2025, the board of directors of the corporation unanimously adopted a resolution setting forth the following amendment to the Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) of the Corporation, subject to the approval of the same by the stockholders of the Corporation in accordance with NRS 78.390:

Article III, Section 1 of the Articles of Incorporation is amended in its entirety to read as follows:

“Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is Seven Hundred Fifty Million (750,000,000), consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock”, with all such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is Six Hundred Seventy-Five Million (675,000,000). The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Seventy-Five Million (75,000,000). The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by a resolution of the board of directors of the Corporation pursuant to Section 3 of this Article III.

Effective as of [___][a.m./p.m] Eastern Time on [___](the “Effective Time”), each [__] ([__]) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be combined and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or any holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be entitled to receive a cash payment (without interest) equal to the market value of the fractional share, determined by multiplying such fraction by the closing price of the Corporation’s Common Stock as reported on the Nasdaq Capital Market on the last trading day before the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been converted, subject to the elimination of fractional share interests as described above.”

3.	That the stockholders of the Corporation holding [__]% of the voting power of the Corporation have approved the amendment pursuant to NRS 78.385 and 78.390.

IN WITNESS WHEREOF, the undersigned has executed this Certification of Amendment to Articles of Incorporation this [__] day of [______].

A-1

Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.V79357-P37019!!!01) Marshall Geller02) Howard Goldberg03) Scott Greenberg04) Arthur Laffer05) David Edmonds06) Adam H. StedhamFor All Withhold AllFor All ExceptFor AgainstAbstain!!!!!!To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.VERIFYME, INC.801 INTERNATIONAL PARKWAY, FIFTH FLOORLAKE MARY, FL 32746VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on October 7, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VRME2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on October 7, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.VERIFYME, INC.1. Election of Directors Nominees:The Board of Directors recommends you vote FOR all the nominees listed.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.The Board of Directors recommends you vote FOR proposals 2, 3 and 4.2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.3. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement of the meeting.4. To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company's common stock at a ratio ranging from 1-for-2 to 1-for-10, to be determined by the Board of Directors, without any corresponding change in the number of authorized shares of our common stock and to approve a corresponding amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to effect the reverse stock split.!!!SCAN TO VIEW MATERIALS & VOTEw

V79358-P37019Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.VERIFYME, INC.Annual Meeting of StockholdersOctober 8, 2025 at 12:00 PM (Eastern Time)This proxy is solicited on behalf of our Board of Directorsand each matter to be voted on at theAnnual Meeting has been proposed by our Board of Directors.The undersigned hereby appoints Adam Stedham and Jennifer Cola, and each of them, as proxies, with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VerifyMe, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/VRME2025 at 12:00 PM (Eastern Time) on Wednesday, October 8, 2025, and any adjournment or postponement thereof.? This proxy will be voted as specified by you and it revokes any prior proxy given by you.? Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the six director nominees listed on the reverse side of this proxy and described in the accompanying Proxy Statement.? Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2, 3 and 4 listed on the reverse side of this proxy and described in the accompanying Proxy Statement.? You acknowledge receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated September 8, 2025, describing more fully the proposals listed in this proxy.Continued and to be signed on reverse side